UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22193

AIP MULTI-STRATEGY FUND P

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Kara Fricke, Esq.

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

(Name and address of agent for service)

COPY TO:

Richard Horowitz, Esq.

DECHERT LLP

1095 Avenue of the Americas

New York, NY 10036-6797

(212) 698-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS. The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

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ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP MULTI-STRATEGY FUND P

Financial Statements with Report of
Independent Registered Public Accounting Firm

For the Year Ended December 31, 2017

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P

Financial Statements with Report of

Independent Registered Public Accounting Firm

For the Year Ended December 31, 2017

Audited financial statements for AIP Multi-Strategy Fund A for the year ended December 31, 2017 are attached to these financial statements and are an integral part thereof.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

    AIP Multi-Strategy Fund P

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AIP Multi-Strategy Fund P (the “Fund”), as of December 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2017, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Philadelphia, Pennsylvania

February 28, 2018

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ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P

Statement of Assets and Liabilities

December 31, 2017

Assets
Investment in AIP Multi-Strategy Fund A, at fair value (cost $27,917,757)	$26,144,992
Cash and cash equivalents	741,748
Repurchases receivable from AIP Multi-Strategy Fund A	1,770,091
Due from adviser	49,642

Total assets	28,706,473

Liabilities
Payable for share repurchases	1,770,091
Shareholder servicing fee payable	35,462
Accrued expenses and other liabilities	51,496

Total liabilities	1,857,049

Net assets	$26,849,424

Net assets consist of:
Net capital	$30,478,993
Distribution in excess of net investment income (loss)	(150,053)
Accumulated net realized loss from investments	(1,706,751)
Net unrealized depreciation on investments	(1,772,765)

Net assets	$26,849,424

Net asset value per share:
28,909.805 shares issued and outstanding, no par value, 3,000,000 registered shares	$928.73
Maximum offering price per share ($928.73 plus sales load of 3% of net asset value per share)	$956.59

See accompanying notes and attached audited financial statements for AIP Multi-Strategy Fund A.

2

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P

Statement of Operations

For the Year Ended December 31, 2017

Investment income
Dividend	$2,273,862

Expenses
Shareholder servicing fees	$219,847
Professional fees	102,226
Transfer agent fees	42,475
Printing fees	17,603
Registration fees	8,667
Trustees’ fees	3,291
Other	14,427

Total fund expenses	408,536
Expense reimbursements	(273,582)

Net expenses	134,954

Net investment income (loss)	2,138,908

Realized and unrealized gain (loss) from investments in AIP Multi-Strategy Fund A
Net realized gain (loss) from investments	(154,345)
Net change in unrealized appreciation/depreciation on investments	(1,126,152)

Net realized and unrealized gain (loss) from investments in AIP Multi-Strategy Fund A	(1,280,497)

Net increase (decrease) in net assets resulting from operations	$858,411

See accompanying notes and attached audited financial statements for AIP Multi-Strategy Fund A.

3

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P

Statements of Changes in Net Assets

For the year ended December 31, 2016
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$390,693
Net realized gain (loss) from investments	(1,467,310)
Net change in unrealized appreciation/depreciation on investments	1,173,680

Net increase (decrease) in net assets resulting from operations	97,063

Distributions to shareholders from:
Net investment income	(410,603)

Total distributions	(410,603)

Shareholder transactions
Subscriptions (representing 3,996.139 shares)	3,815,000
Distributions reinvested (representing 408.270 shares)	396,301
Repurchases (representing 31,856.583 shares)	(30,443,789)

Net increase (decrease) in net assets from shareholder transactions	(26,232,488)

Total increase (decrease) in net assets	(26,546,028)
Net assets, beginning of year (representing 57,836.155 shares)	56,206,757

Net assets, end of year (representing 30,383.981 shares)	$29,660,729

For the year ended December 31, 2017
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$2,138,908
Net realized gain (loss) from investments	(154,345)
Net change in unrealized appreciation/depreciation on investments	(1,126,152)

Net increase (decrease) in net assets resulting from operations	858,411

Distributions to shareholders from:
Net investment income	(2,056,603)
Paid-in-capital	(110,232)

Total distributions	(2,166,835)

Shareholder transactions
Subscriptions (representing 790.972 shares)	780,000
Distributions reinvested (representing 2,245.588 shares)	2,083,174
Repurchases (representing 4,510.736 shares)	(4,366,055)

Net increase (decrease) in net assets from shareholder transactions	(1,502,881)

Total increase (decrease) in net assets	(2,811,305)
Net assets, beginning of year (representing 30,383.981 shares)	29,660,729

Net assets, end of year (representing 28,909.805 shares)	$26,849,424

See accompanying notes and attached audited financial statements for AIP Multi-Strategy Fund A.

4

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P

Statement of Cash Flow

For the Year Ended December 31, 2017

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$858,411
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from investments in AIP Multi-Strategy Fund A	154,345
Net change in unrealized appreciation/depreciation on investments in AIP Multi-Strategy Fund A	1,126,152
Purchase of investments in AIP Multi-Strategy Fund A	(2,523,862)
Proceeds from sales of investments in AIP Multi-Strategy Fund A	4,366,055
(Increase) decrease in prepaid investment in AIP Multi-Strategy Fund A	250,000
(Increase) decrease in repurchases receivable from AIP Multi-Strategy Fund A	(343,002)
(Increase) decrease in due from adviser	378,110
(Increase) decrease in other assets	986
Increase (decrease) in shareholder servicing fee payable	(21,287)
Increase (decrease) in accrued expenses and other liabilities	(7,966)

Net cash provided by (used in) operating activities	4,237,942

Cash flows from financing activities
Subscriptions	530,000
Distributions	(83,661)
Repurchases	(4,023,053)

Net cash provided by (used in) financing activities	(3,576,714)

Net change in cash and cash equivalents	661,228
Cash and cash equivalents at beginning of year	80,520

Cash and cash equivalents at end of year	$741,748

Supplemental disclosure of cash flow information:
Conversion to shareholder subscriptions in 2017 of subscriptions received in advance during 2016	$250,000

Distributions reinvested	$2,083,174

See accompanying notes and attached audited financial statements for AIP Multi-Strategy Fund A.

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ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P

Notes to Financial Statements

December 31, 2017

1. Organization

AIP Multi-Strategy Fund P (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on February 27, 2008. The Fund commenced operations on May 1, 2010 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below. The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a “Feeder” fund in a “Master-Feeder” structure whereby the Fund invests substantially all of its assets in AIP Multi-Strategy Fund A (the “Master Fund”). The Master Fund is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, non-diversified, management investment company (although it also intends to comply with Subchapter M diversification requirements, as described in more detail below). Morgan Stanley AIP GP LP serves as the Master Fund’s investment adviser (the “Investment Adviser”) and Morgan Stanley Investment Management Limited serves as the Master Fund’s sub-adviser (the “Sub-Adviser”) (collectively with the Investment Adviser, the “Adviser”). Each of the Investment Adviser and Sub-Adviser is an affiliate of Morgan Stanley and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”).The Master Fund has the same investment objective as the Fund. The Master Fund’s investment objective is to seek long-term capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who primarily employ a variety of investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. These investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Master Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions such as total return swaps, options and futures. As of December 31, 2017, the Fund had a 40.80% ownership interest in the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

The Fund has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board (the “Trustees”) are not “interested persons” (as defined by the 1940 Act) of the Fund, the Investment Adviser or the Sub-Adviser. The same Trustees also serve as the Master Fund’s Board of Trustees.

See attached audited financial statements for AIP Multi-Strategy Fund A.

6

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P

Notes to Financial Statements (continued)

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies,” for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund’s financial statements are stated in United States dollars.

Investment in the Fund

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, up to 3,000,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for the public offering of Shares was May 3, 2010. Shares were offered at an initial offering price of $1,000 per Share, plus any applicable sales load, and have been offered in a continuous offering thereafter at the Fund’s then current net asset value per Share, plus any applicable sales load. The Distributor may enter into selected dealer arrangements with various brokers and dealers (“Selling Agents”), some of which may be affiliates of the Fund, that have agreed to participate in the distribution of the Fund’s Shares.

Shares are to be sold only to investors (“Shareholders”) that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The Distributor or any Selling Agent may impose additional eligibility requirements for Shareholders who purchase shares through the Distributor or such Selling Agent. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum additional investment in the Fund by any Shareholder is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor or through a Selling Agent.

The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders. Any offer to repurchase Shares by the Fund will only be made to Shareholders at the same times as, and in parallel with, each repurchase offer made by the Master Fund to its investors, including the Fund. Each such parallel repurchase offer made by the Master Fund will generally apply to up to 15% of the net assets of the Master Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31. In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a

See attached audited financial statements for AIP Multi-Strategy Fund A.

7

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Investment in the Fund (continued)

period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Master Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Master Fund has received at least 90% of the aggregate amount withdrawn by the Master Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after the completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements. As of December 31, 2017, the Holdback Amount was $163,136, which includes any Holdback Amount for repurchases as of December 31, 2017, and is included in payable for share repurchases in the Statement of Assets and Liabilities.

Investment in the Master Fund

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate interest in the net assets of the Master Fund as of December 31, 2017. Valuation of Investment Funds and other investments held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is discussed in the notes to the Master Fund’s financial statements. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. As of December 31, 2017, the Fund did not hold any cash equivalents.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in fair value of the investment in the Master Fund are included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations. Realized gain (loss) from investment in the Master Fund is calculated using specific identification.

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes

See attached audited financial statements for AIP Multi-Strategy Fund A.

8

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income Taxes (continued)

are accrued and applied to net investment income, net realized capital gains and net realized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of December 31, 2017. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations.

Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2017, remains subject to examination by major taxing authorities.

As of December 31, 2017, the Fund had available for federal income tax purposes unused long term capital losses of approximately $1,523,388, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

As of December 31, 2017, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$28,101,120

Gross tax unrealized appreciation	$—
Gross tax unrealized depreciation	(1,956,128)

Net tax unrealized appreciation/depreciation on investments	$(1,956,128)

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in the Master Fund, which generally invests its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies. As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

See attached audited financial statements for AIP Multi-Strategy Fund A.

9

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Distribution of Income and Gains (continued)

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the year ended 2017 and 2016 was as follows:

	December 31, 2017	December 31, 2016
Distributions paid from:
Ordinary income	$2,056,603	$330,533
Capital gain	—	80,070
Paid-in capital	110,232	—

Total	$2,166,835	$410,603

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to dividend reclassification by the Fund, resulted in the following reclassifications among the Fund’s components of net assets as of December 31, 2017:

Accumulated undistributed net investment income (loss)	$(101,547)

Accumulated net realized gain (loss)	$101,547

Net capital	$—

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—

Undistributed capital gain	$—

3. Management Fee, Related Party Transactions and Other

The Fund bears all expenses incurred in the business of the Fund, including, but not limited to, expenses borne indirectly through the Fund’s investment in the Master Fund. The Fund does not pay the Adviser a management fee; however, as a holder of shares of the Master Fund, the Fund and its Shareholders are indirectly subject to the management fees charged to the Master Fund by the Investment Adviser. Please refer to the attached financial statements of the Master Fund for a discussion of the computation of the management fee.

See attached audited financial statements for AIP Multi-Strategy Fund A.

10

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P

Notes to Financial Statements (continued)

3. Management Fee, Related Party Transactions and Other (continued)

The Investment Adviser has contractually agreed to waive or reimburse the Master Fund for expenses (other than extraordinary expenses and certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed by the Master Fund) to the extent necessary in order to cap the Master Fund’s total annual operating expenses at 1.75% until the termination of the Master Fund’s investment advisory agreement. The Investment Adviser has voluntarily agreed to further reimburse the Fund for expenses (other than extraordinary expenses) to the extent necessary in order to cap the Fund’s total annual operating expenses (including Master Fund operating expenses) at 2.00% of the Fund’s net assets until the termination of the Master Fund’s investment advisory agreement. For the year ended December 31, 2017, the Adviser paid $273,582 of expenses on behalf of the Fund. As of December 31, 2017, the Fund has a receivable of $49,642 due from the Advisor.

The Distributor and Selling Agents may charge Shareholders a sales load of up to 3% of the Shareholders’ purchase. The Distributor or a Selling Agent may, in its discretion, waive the sales load for certain investors. The Fund pays the Distributor, and the Distributor pays each Service Agent (which may include financial institutions and other industry professionals in addition to broker-dealers) that enters into a Distribution and Shareholder Servicing Agreement with the Distributor, a monthly distribution and shareholder servicing fee of up to 0.0625% (0.75% on an annualized basis) of the net asset value of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee, the Service Agent provides distribution, marketing and/or sales support services, including making the Fund available as an investment option to the Service Agent’s clients, offering the Fund as an option on any distribution “platform” the Service Agent administers, making information about the Fund available to clients, including the Fund’s Prospectus, statement of additional information and sales literature, engaging in education or marketing activities about the Fund and its characteristics and retaining or utilizing the services of sales professionals, consultants and other personnel to assist in marketing shares of the Fund to clients. For the year ended December 31, 2017, the Fund incurred shareholder servicing fees of $219,847, of which $35,462 was payable as of December 31, 2017.

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. State Street also serves as the Fund’s custodian.

UMB Fund Services, Inc. serves as the Fund’s transfer agent. Transfer agent fees are payable monthly based on an annual Fund base fee, annual per Shareholder account charges, and out-of pocket expenses incurred by the transfer agent on the Fund’s behalf.

4. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

See attached audited financial statements for AIP Multi-Strategy Fund A.

11

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P

Notes to Financial Statements (continued)

5. Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
For a Share outstanding throughout the year:
Net asset value, beginning of year	$976.20	$971.83	$985.46	$1,006.23	$1,008.46

Net investment income (loss) (a)	71.50	11.58	27.30	48.68	112.01
Net realized and unrealized gain (loss) from investments	(42.75)	6.08	(13.53)	(3.19)	(16.22)

Net increase (decrease) resulting from operations	28.75	17.66	13.77	45.49	95.79
Distributions paid
Net investment income	(76.22)	(13.29)	(27.40)	(66.26)	(98.02)
Net realized gain	—	—	—	—	—

Net asset value, end of year	$928.73	$976.20	$971.83	$985.46	$1,006.23

Total return (b)	2.95%	1.82%	1.40%	4.54%	9.64%
Ratio of total expenses before expense reimbursements (c)	3.52%	3.12%	3.27%	2.90%	2.51%
Ratio of total expenses after expense reimbursements (c)	2.59%	2.21%	2.45%	2.27%	2.17%
Ratio of net investment income (loss) (d)	5.16%	0.61%	0.72%	2.73%	8.86%
Portfolio turnover (e)	17%	21%	24%	19%	14%
Net assets, end of year (000s)	$26,849	$29,661	$56,207	$54,570	$50,529

(a)	Calculated based on the average shares outstanding methodology, and excludes net investment income allocated from the Master Fund.
(b)	Total return assumes a subscription of a Share to the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year, assumes reinvestment of all distributions for the year, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund.
(c)	Includes net expenses of the Master Fund.
(d)	Includes income and expenses of the Master Fund.
(e)	The portfolio turnover rate reflects investment activity of the Master Fund.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions.

6. Subsequent Events

Unless otherwise stated throughout the Notes to Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements.

See attached audited financial statements for AIP Multi-Strategy Fund A.

12

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Master Fund’s policies and procedures with respect to the voting of proxies relating to the Investment Funds; and (2) how the Master Fund voted proxies relating to Investment Funds during the most recent 12-month period ended June 30, is available without charge, upon request, by calling the Master Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Distributions (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate Shareholders, 0% of the distributions qualify for the dividends received deduction. The Fund designated $0 as a long term capital gain distribution. In January, the Fund provides tax information to Shareholders for the preceding calendar year.

13

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**

Independent Trustees

Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005- November 2008), retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Orde National du Mérite by the French Government;	88	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various nonprofit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993- 2006).	89	Director of various non- profit organizations.

Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013); and Chief Executive Officer, General Motors Asset Management (a/ k/a Promark Global Advisors, Inc.) (June 2005- May 2010).	90	Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013- 2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

14

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**

Independent Trustees (continued)

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000- December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	90	Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007- 2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).

Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E. Peninsula Center #385 Rolling Hills Estates, CA 90274- 3712	Trustee	Since August 1994	Senior Advisor, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003- September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J.Paul Getty Trust.	89	Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

15

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**

Independent Trustees (continued)

Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000); Co- President, Aetos Alternatives Management, LLC (since January 2004) and Co- Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997- December 1999).	88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.

Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed- End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P., (private investment partnership) (1988-2013).	88	None.

16

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/ Directorships Held Outside the Fund Complex**

Independent Trustees (continued)

W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	Chairperson of the Equity Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JPMorgan Fund complex managed by J.P. Morgan Investment Management Inc. (1987- 2012).

*	This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

17

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years

Officers*

John H. Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007- 2014).

Matthew Graver (50) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Vice President	Since June 2008	Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Fund of Hedge Funds group and Managing Director of Morgan Stanley Investment Management Inc. Formerly, Senior Manager at PricewaterhouseCoopers LLP.

Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of Morgan Stanley Investment Management Inc.; Secretary of various Morgan Stanley Funds (since June 1999).

Noel Langlois (48) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Treasurer and Chief Financial Officer	Since March 2010	Head of Alternative Investment Services of Morgan Stanley Investment Management and Managing Director of Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Funds plc, Morgan Stanley Multi-Strategy Fund plc, Morgan Stanley Alpha Plus Funds plc, and Morgan Stanley Select Investment Strategies Limited.

Michael J.Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017	Vice president of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*	In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Allan Fajardo and Sheri Schreck. The following individuals who are officers of the Adviser or its affiliates also serve as assistant treasurers of the Fund: Michael Conklin, Robert Creaney, Marnie Niziolek, Geoff Kron, Lee Spector and Francie Tai.
**	This is the earliest date the Officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

18

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund P
100 Front Street, Suite 400
West Conshohocken, PA 19428

Trustees	Legal Counsel
Michael Nugent, Chairperson of the Board and Trustee	Dechert LLP
Frank L. Bowman	1095 Avenue of the Americas
Kathleen A. Dennis	New York, NY 10036
Nancy C. Everett
Jakki L. Haussler	Counsel to the Independent Trustees
Dr. Manuel H. Johnson	Perkins Coie LLP
Joseph J. Kearns	30 Rockefeller Plaza
Michael F. Klein	New York, New York 10112
Patricia Maleski
W. Allen Reed
Fergus Reid

Officers
John H. Gernon, President and Principal Executive Officer
Matthew Graver, Vice President
Michael J. Key, Vice President
Timothy Knierim, Chief Compliance Officer
Noel Langlois, Treasurer and Chief Financial Officer
Mary E. Mullin, Secretary

Master Fund’s Investment Adviser
Morgan Stanley AIP GP LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Master Fund’s Sub-Adviser
Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf
London E14-4QA, England

Administrator, Custodian, Fund Accounting Agent and Escrow Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

19

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP MULTI-STRATEGY FUND A

Financial Statements with Report of
Independent Registered Public Accounting Firm

For the Year Ended December 31, 2017

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Financial Statements with Report of

Independent Registered Public Accounting Firm

For the Year Ended December 31, 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

    AIP Multi-Strategy Fund A

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AIP Multi-Strategy Fund A (the “Fund”), including the schedule of investments, as of December 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2017, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2017, by correspondence with the custodian, management of the investment funds and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.

Philadelphia, Pennsylvania

February 28, 2018

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Statement of Assets and Liabilities

December 31, 2017

Assets
Investments in investment funds, at fair value (cost $61,264,124)	$76,491,891
Cash and cash equivalents	3,726,001
Receivable for investments sold	4,234,149
Other assets	6,453

Total assets	84,458,494

Liabilities
Line of credit payable	15,090,000
Payable for share repurchases	4,647,997
Subscriptions received in advance	323,000
Management fee payable	76,155
Accrued expenses and other liabilities	246,771

Total liabilities	20,383,923

Net assets	$64,074,571

Net assets consist of:
Net capital	$68,522,520
Distribution in excess of net investment income (loss)	(16,672,118)
Accumulated net realized gain (loss) from investments	(3,003,598)
Net unrealized appreciation on investments	15,227,767

Net assets	$64,074,571

Net asset value per share:
68,130.804 shares issued and outstanding, no par value, 3,000,000 registered shares	$940.46

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Statement of Operations

For the Year Ended December 31, 2017

Investment Income
Dividend	$13,373

Expenses
Management fees	648,356
Interest expense	412,561
Professional fees	197,087
Transfer agent fees	49,178
Accounting and administration fees	42,339
Custody fees	28,457
Registration fees	23,960
Trustees’ fees	12,657
Other	77,383

Total expenses	1,491,978

Net investment income (loss)	(1,478,605)

Realized and unrealized gain (loss) from investments
Net realized gain (loss) from investments in investment funds	3,432,869

Net realized gain (loss) from investments	3,432,869

Net change in unrealized appreciation/depreciation on investments in investment funds	384,566

Net change in unrealized appreciation/depreciation on investments	384,566

Net realized and unrealized gain (loss) from investments	3,817,435

Net increase (decrease) in net assets resulting from operations	$2,338,830

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Statements of Changes in Net Assets

For the year ended December 31, 2016
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(1,328,944)
Net realized gain (loss) from investments	2,580,641
Net change in unrealized appreciation/depreciation on investments	393,181

Net increase (decrease) in net assets resulting from operations	1,644,878

Distributions to shareholders from:
Net investment income	(1,267,541)

Shareholder transactions
Subscriptions (representing 33,328.168 shares)	32,267,267
Distributions reinvested (representing 1,279.908 shares)	1,260,482
Repurchases (representing 40,516.331 shares)	(39,396,714)

Net increase (decrease) in net assets from shareholder transactions	(5,868,965)

Total increase (decrease) in net assets	(5,491,628)
Net assets, beginning of year (representing 73,330.611 shares)	72,223,043

Net assets, end of year (representing 67,422.356 shares)	$66,731,415

For the year ended December 31, 2017
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(1,478,605)
Net realized gain (loss) from investments	3,432,869
Net change in unrealized appreciation/depreciation on investments	384,566

Net increase (decrease) in net assets resulting from operations	2,338,830

Distributions to shareholders from:
Net investment income	(5,289,891)
Paid-in-capital	(247,281)

Total distributions	(5,537,172)

Shareholder transactions
Subscriptions (representing 4,396.271 shares)	4,393,988
Distributions reinvested (representing 5,841.817 shares)	5,486,222
Repurchases (representing 9,529.640 shares)	(9,338,712)

Net increase (decrease) in net assets from shareholder transactions	541,498

Total increase (decrease) in net assets	(2,656,844)
Net assets, beginning of year (representing 67,422.356 shares)	66,731,415

Net assets, end of year (representing 68,130.804 shares)	$64,074,571

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Statement of Cash Flows

For the Year Ended December 31, 2017

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$2,338,830
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss from investments in investment funds	(3,432,869)
Net change in unrealized appreciation/depreciation on investments in investment funds	(384,566)
Purchase of investments in investment funds	(14,097,400)
Proceeds from sales of investments in investment funds	20,971,147
(Increase) decrease in receivable for investments sold	5,113,993
(Increase) decrease in prepaid investments in investment funds	1,000,000
(Increase) decrease in other assets	(4,131)
Increase (decrease) in management fee payable	(107,596)
Increase (decrease) in accrued expenses and other liabilities	55,220

Net cash provided by (used in) operating activities	11,452,628

Cash flows from financing activities
Proceeds from advances on line of credit	14,800,000
Repayments of advances on line of credit	(14,400,000)
Subscriptions	4,046,988
Distributions	(50,950)
Repurchases	(12,483,487)

Net cash provided by (used in) financing activities	(8,087,449)

Net change in cash and cash equivalents	3,365,179
Cash and cash equivalents at beginning of year	360,822

Cash and cash equivalents at end of year	$3,726,001

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$401,884

Conversion to shareholder subscriptions in 2017 of subscriptions received in advance during 2016	$670,000

Distributions reinvested	$5,486,222

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Schedule of Investments

December 31, 2017

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held *	Percent of Net Assets	Next Available Redemption Date**	Liquidity ***
Investment Funds
Commodity Trading Advisors - Managed Futures
GSA Trend Fund Limited	2/1/2017	$2,050,000	$2,037,134	0.09%	3.18%	1/3/2018	Daily
Two Sigma Absolute Return Macro Cayman Fund, Ltd.	7/1/2014	2,057,493	2,126,821	0.37	3.32	1/31/2018	Monthly

Total Commodity Trading Advisors - Managed Futures		4,107,493	4,163,955		6.50

Equity Long/Short - High Hedge
Citadel Tactical Trading Ltd.	7/1/2010	456,005	1,333,750	0.24	2.08	3/31/2018	Quarterly
Holocene Advisors Offshore Fund Ltd.	4/1/2017	2,350,000	2,590,145	0.11	4.04	3/31/2018	Quarterly
Millennium International, Ltd.	5/1/2010	1,481,476	2,477,491	0.01	3.86	3/31/2018	Quarterly
Neuberger Berman Principal Strategies Offshore Fund L.P.	8/1/2017	1,300,000	1,288,731	1.20	2.02	3/31/2018	Quarterly
Visium Balanced Offshore Fund, Ltd.	3/1/2011	31,129	39,126	0.00	0.06	(a)	(a)

Total Equity Long/Short - High Hedge		5,618,610	7,729,243		12.06

Equity Long/Short - Opportunistic
Anchor Bolt Offshore Fund, Ltd.	1/1/2014	1,972,111	2,641,380	0.21	4.12	3/31/2018	Quarterly
Castle Hook Offshore Fund Ltd.	1/1/2017	2,000,000	2,119,812	0.27	3.31	3/31/2018	Quarterly
Pelham Long/Short Small Cap Fund Ltd	7/1/2015	1,708,491	2,754,457	0.36	4.30	3/31/2018	Quarterly
Pleiad Asia Offshore Feeder Fund	8/1/2015	2,400,000	2,544,388	0.21	3.97	3/31/2018	Quarterly
Quentec Fund, Ltd.	11/1/2012	1,675,124	1,657,374	1.64	2.59	3/31/2018	Quarterly
Scopus Partners II, L.P.	4/1/2015	1,876,020	2,364,779	0.26	3.69	3/31/2018	Quarterly
Valinor Capital Partners Offshore, Ltd.	8/1/2016	1,671,481	1,950,298	0.09	3.04	3/31/2018	Quarterly

Total Equity Long/Short - Opportunistic		13,303,227	16,032,488		25.02

Event Driven Equity
Numina Capital Enhanced Offshore Fund, Ltd.	5/1/2017	2,400,000	1,947,794	3.61	3.04	3/31/2018	Quarterly
Sachem Head Offshore Ltd.	11/1/2014	1,713,539	2,167,907	0.10	3.38	3/31/2018	Quarterly

Total Event Driven Equity		4,113,539	4,115,701		6.42

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Schedule of Investments (continued)

December 31, 2017

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held *	Percent of Net Assets	Next Available Redemption Date**	Liquidity***
Investment Funds (continued)
Macro
Autonomy Global Macro Fund Limited	11/1/2014	$1,900,597	$2,454,052	0.07%	3.83%	2/28/2018	Monthly
D.E. Shaw Oculus International Fund	5/1/2010	2,550,000	3,627,052	0.06	5.66	3/31/2018	Quarterly
Key Square International Fund Ltd	4/1/2016	2,500,000	2,544,013	0.13	3.97	3/31/2018	Quarterly
Rokos Global Macro Fund Limited	2/1/2016	1,823,668	1,937,079	0.03	3.02	3/31/2018	Monthly
Stone Milliner Macro Fund Inc.	12/1/2013	1,722,355	2,105,792	0.05	3.29	3/31/2018	Monthly
X2 Opportunistic Debt Fund, LLC	3/1/2017	2,150,000	1,086,358	4.58	1.70	3/31/2018	Quarterly

Total Macro		12,646,620	13,754,346		21.47

Mortgage Arbitrage
Cerberus CMBS Opportunities Feeder Fund, Ltd.	6/1/2015	2,037,986	2,218,271	0.85	3.46	3/31/2018	Quarterly
Cerberus Global Residential Mortgage Opportunity Feeder Fund, Ltd.	1/1/2012	1,282,988	2,260,141	0.29	3.53	3/31/2018	Quarterly
Rimrock Structured Product (Cayman) Fund, Ltd.	5/1/2015	1,721,586	2,006,071	0.65	3.13	3/31/2018	Quarterly
Shelter Growth Opportunities Fund Ltd.	10/1/2015	2,475,000	3,092,955	0.26	4.83	3/31/2018	Quarterly
Tilden Park Offshore Investment Fund Ltd.	3/1/2012	1,372,024	2,542,646	0.13	3.97	3/31/2018	Quarterly

Total Mortgage Arbitrage		8,889,584	12,120,084		18.92

Multi-Strategy
Citadel Kensington Global Strategies Fund Ltd.	11/1/2011	1,831,359	3,768,500	0.03	5.88	3/31/2018	Quarterly & 18 Months

Total Multi-Strategy		1,831,359	3,768,500		5.88

Private Placements
QVT Roiv Hldgs Offshore Ltd.	1/1/2016	246,448	295,905	0.26	0.46	(a)	(a)

Total Private Placements		246,448	295,905		0.46

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Schedule of Investments (continued)

December 31, 2017

Description	First Acquisition Date	Cost	Fair Value	Percent of Investment Fund Held *	Percent of Net Assets	Next Available Redemption Date**	Liquidity***
Investment Funds (continued)
Statistical Arbitrage
D.E. Shaw Valence International Fund, L.P.	1/1/2016	$5,000,000	$6,329,130	0.39%	9.88%	3/31/2018	Quarterly
GSA International Fund Limited	2/1/2011	1,113,539	1,890,494	0.33	2.95	3/31/2018	Quarterly
GSA QMS Fund Limited	2/1/2016	1,596,019	1,825,313	0.07	2.85	3/31/2018	Monthly & Quarterly
Two Sigma Eclipse Cayman Fund, Ltd.	4/1/2011	515,350	1,000,253	0.52	1.56	3/31/2018	Quarterly
Two Sigma Spectrum Cayman Fund, Ltd.	5/1/2010	2,282,336	3,466,479	0.07	5.41	3/31/2018	Quarterly

Total Statistical Arbitrage		10,507,244	14,511,669		22.65

Total Investments in Investment Funds		$61,264,124	76,491,891		119.38

Liabilities in excess of Other Assets			(12,417,320)		(19.38)

Total Net Assets			$64,074,571		100.00%

Detailed information about all of the Investment Funds’ portfolios is not available. Investment Funds are non-income producing.

*	May represent percentage ownership of a feeder Investment Fund, which in turn invests in a master Investment Fund. May not reflect year-ended redemptions at Investment Funds.
**	Investments in Investment Funds may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after December 31, 2017 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Investment Funds may be subject to fees.
***	Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms.
(a)	A portion or all of the Fund’s interests in the Investment Fund have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund is able to liquidate underlying investments.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Schedule of Investments (continued)

December 31, 2017

Strategy Allocation	Percent of Net Assets
Equity Long/Short - Opportunistic	25.02%
Statistical Arbitrage	22.65
Macro	21.47
Mortgage Arbitrage	18.92
Equity Long/Short - High Hedge	12.06
Commodity Trading Advisors - Managed Futures	6.50
Event Driven Equity	6.42
Multi-Strategy	5.88
Private Placements	0.46

Total Investments in Investment Funds	119.38%

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Notes to Financial Statements

December 31, 2017

1. Organization

AIP Multi-Strategy Fund A (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on February 27, 2008. The Fund commenced operations on May 1, 2010 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below. The Fund’s investment objective is to seek long-term capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third party investment managers who primarily employ a variety of investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. These investment strategies allow investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Fund may seek to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures.

Morgan Stanley AIP GP LP serves as the Fund’s investment adviser (the “Investment Adviser”) and Morgan Stanley Investment Management Limited serves as the Fund’s sub-adviser (the “Sub-Adviser”) (collectively with the Investment Adviser, the “Adviser”). The Adviser is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Trustees (the “Board”). Each of the Investment Adviser and Sub-Adviser is an affiliate of Morgan Stanley and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund has no fixed termination date and will continue unless the Fund is otherwise terminated under the terms of the Trust Deed or unless and until required by law.

The Fund is a “Master” fund in a “Master-Feeder” structure whereby the feeder fund invests substantially all of its assets in the Fund. As of December 31, 2017, AIP Multi-Strategy Fund P, a feeder fund to the Fund, represented 40.80% of the Fund’s net assets.

The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. A majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund, the Investment Adviser or the Sub-Adviser.

The Fund offers on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, up to 3,000,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for the public offering of Shares was May 3, 2010. Shares were offered during an initial public offering period which ended on the Initial Closing Date at an initial offering price of $1,000 per Share and have been offered in a continuous offering thereafter at the Fund’s then current net asset value per Share. Investors purchasing Shares in the Fund (“Shareholders”) will not be charged a sales load. Shares may be purchased as of the first day of each month from the Distributor at the Fund’s then current net asset value per Share or through any registered investment adviser (a “RIA”) that has entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Notes to Financial Statements (continued)

1. Organization (continued)

Shares are to be sold only to Shareholders that represent that they are “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The minimum initial investment in the Fund by any Shareholder is $50,000. The minimum additional investment in the Fund by any Shareholder is $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders may only purchase their Shares through the Distributor or a RIA. Any RIA who recommends Shares to its clients may impose additional eligibility requirements on investors who purchase Shares through such RIA.

The Fund may from time to time offer to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders, and each such repurchase offer will generally apply to up to 15% of the net assets of the Fund. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares (or portions of them) from Shareholders, the Board will consider the recommendations of the Adviser as to the timing of such offer, as well as a variety of operational, business and economic factors. The Adviser expects that, generally, it will recommend to the Board that the Fund offer to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30 and December 31. In general, the Fund will initially pay at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) will be paid promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements. As of December 31, 2017, the Holdback Amount was $332,102, which includes any Holdback Amount for repurchases as of December 31, 2017, and is included in payable for share repurchases in the Statement of Assets and Liabilities.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies,” for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund’s financial statements are stated in United States dollars.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

As of December 31, 2017, 100% of the Fund’s portfolio was comprised of investments in Investment Funds.

The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket as determined by the Investment Fund’s investment manager. At December 31, 2017, $335,031 of the Fund’s net assets were invested in side pockets maintained by the Investment Funds.

The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board, and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s accounting, financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. Cash equivalents are recorded at fair value and are categorized as Level 1 securities as described in Note 4. As of December 31, 2017, the Fund did not hold any cash equivalents.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds’ fair values are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Realized gain (loss) from investments in Investment Funds is calculated using specific identification.

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Income Taxes (continued)

Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of December 31, 2017. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2017 remains subject to examination by major taxing authorities.

As of December 31, 2017, the Fund had available for Federal income tax purposes capital loss carryforwards which will expire on the indicated dates:

Expiration	Amount
December 31, 2018	$8,261

As of December 31, 2017, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $906,212 and $2,272,099 respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the Shareholders.

As of December 31, 2017, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$79,151,167

Gross tax unrealized appreciation	$2,000,864
Gross tax unrealized depreciation	(1,660,140)

Net tax unrealized appreciation/depreciation on investments	$340,724

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”). As such, the Fund expects that distributions generally will be taxable as ordinary income to the Shareholders.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elects to receive all income, dividends and capital gain distributions in cash.

The tax character of distributions paid may differ from character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes.

The tax character of distributions paid during the year ended 2017 and 2016 was as follows:

	December 31, 2017	December 31, 2016
Distributions paid from:
Ordinary income	$5,289,891	$1,267,541
Paid-in capital	$247,281	$—

Total	$5,537,172	$1,267,541

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are considered either temporary or permanent in nature.

Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

Distribution of Income and Gains (continued)

Permanent differences, primarily due to tax adjustments on PFICs sold by the Fund resulted in the following reclassifications among the Fund’s components of net assets as of December 31, 2017.

Accumulated undistributed net investment income (loss)	$4,109,050

Accumulated net realized gain (loss)	$(4,088,746)

Net capital	$(20,304)

As of December 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Portfolio’s next taxable year. These also include non-specified ordinary losses incurred after December 31 but within the same taxable year. For the year ended December 31, 2017, the Portfolio deferred to January 1, 2018 for U.S. federal income tax purposes the following losses:

Qualified late year ordinary losses	$1,449,209

3. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Fund invests may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in each Investment Fund is limited to the value of the Fund’s interest in each Investment Fund as reported by the Fund.

4. Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Notes to Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments), or short-term investments that are valued at amortized cost

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The Fund’s policy is to recognize transfers between Levels 1, 2, or 3 and transfers due to strategy reclassification, if any, as if they occurred as of the beginning of the reporting period. For the year ended December 31, 2017, the Fund did not have any transfers between Levels 1, 2, or 3.

As of December 31, 2017, all of the investments in Investment Funds are fair valued using the NAV as practical expedient and are therefore excluded from the fair value hierarchy.

5. Investments in Investment Funds

The following table summarizes the fair value and liquidity terms of the Investment Funds as of December 31, 2017, aggregated by investment strategy:

	Fair Value	Redemption Frequency (if applicable)	Redemption Notice Period (if applicable)
Investment Funds
Commodity Trading Advisors
- Managed Futures (a)	$4,163,955	Daily to Monthly	3-15 days
Equity Long/Short - High Hedge (b)	7,729,243	Quarterly	45-90 days
Equity Long/Short - Opportunistic (c)	16,032,488	Quarterly	45-90 days
Event Driven Equity (d)	4,115,701	Quarterly	60-65 days
Macro (e)	13,754,346	Monthly to Quarterly	60-90 days
Mortgage Arbitrage (f)	12,120,084	Quarterly	90 days
Multi-Strategy (g)	3,768,500	Quarterly to 18 months	45-90 days
Private Placements (h)	295,905	Not Applicable	Not Applicable
Statistical Arbitrage (i)	14,511,669	Monthly to Quarterly	55-90 days

Total Investment Funds	$76,491,891

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Notes to Financial Statements (continued)

5. Investments in Investment Funds (continued)

(a)	An Investment Fund in this strategy invests in a variety of futures contracts, including currencies, interest rates, stocks, stock market indexes, derivatives, and commodities. These Investment Funds build quantitative models to price futures and then take long and short positions in the futures.
(b)	Investment Funds in this strategy seek to profit by exploiting pricing inefficiencies between related equity securities, neutralizing exposure to market risk by combining long and short positions. Investment Fund tranches representing 0.06% of the Fund’s net assets have restricted liquidity. The remaining restriction period for such Investment Fund tranches is unknown.
(c)	Investment Funds in this strategy consist of a core holding of long equities hedged at all times with short sales of stocks or stock index options. Some of the Investment Funds’ respective investment managers maintain a substantial portion of assets within a hedged structure and commonly employ leverage.
(d)	Investment Funds in this strategy invest in restructuring companies that are undergoing significant corporate events such as spin-offs, recapitalizations, litigation events, strategic realignment, and other major changes. It also includes “value” investments in securities that are believed to be underpriced relative to their intrinsic or fundamental value or which are expected to appreciate in value if circumstances change or an anticipated event occurs.
(e)	Investment Funds in this strategy invest by making leveraged bets on anticipated price movements of stock markets, interest rates, foreign exchange and physical commodities.
(f)	Investment Funds in this strategy seek to exploit pricing differentials between various issues of mortgage-related bonds.
(g)	Investment Funds in this strategy tactically allocate capital to various hedge fund strategies based on their perceived risk and return profiles.
(h)	Investment Funds in this strategy invest primarily in private (non-public) securities with limited liquidity. Investment Fund tranches representing 0.46% of the Fund’s net assets have restricted liquidity. The Fund estimates the remaining restriction period for such Investment Fund tranches to be 4 years.
(i)	Investment Funds in this strategy profit from temporary pricing discrepancies between related securities. This irregularity offers an opportunity to go long the cheaper security and to short the more expensive one in an attempt to profit as the prices of the two revert to their norm, or mean.

As of December 31, 2017, 0.52% of the Fund’s net assets were invested in Investment Funds with restricted liquidity or with the next available redemption date extending beyond one year from December 31, 2017.

For the year ended December 31, 2017, aggregate purchases and proceeds from sales of investments in Investment Funds were $14,097,400 and $20,971,147, respectively.

6. Investment Receivables and Prepaid Investments

As of December 31, 2017, $4,234,149 was due to the Fund from Investment Funds. The receivable amount represents the fair value of certain Investment Fund tranches, net of management fees and incentive fees/allocations, that were redeemed by the Fund at year-end or holdback amounts that will be received from certain Investment Funds after completion of their audit. Substantially all of the receivable balance was collected subsequent to the balance sheet date.

Prepaid investments in Investment Funds represent amounts transferred to Investment Funds prior to year-end relating to investments to be made effective January 1, 2018, pursuant to each Investment Fund’s operating agreements. As of December 31, 2017, the Fund did not have any prepaid investments.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Notes to Financial Statements (continued)

7. Management Fee, Related Party Transactions and Other

The Fund bears all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Funds.

In consideration of the advisory and other services provided by the Investment Adviser to the Fund, the Fund pays the Investment Adviser a monthly management fee of 0.083% (1.00% on an annualized basis) of the Fund’s month end net asset value. The management fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last business day of each month, before adjustments for any repurchases effective on that day. The management fee is in addition to the asset-based fees and incentive fees or allocations charged by the underlying Investment Funds and indirectly borne by Shareholders in the Fund. The Investment Adviser pays the Sub-Adviser a portion of the net management fees the Investment Adviser receives from the Fund on a monthly basis. For the year ended December 31, 2017, the Fund incurred management fees of $648,356, of which $76,155 was payable to the Investment Adviser as of December 31, 2017.

The Investment Adviser has contractually agreed to waive or reimburse the Fund for expenses (other than extraordinary expenses and certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed by the Fund) to the extent necessary in order to cap the Fund’s total annual operating expenses at 1.75% until the termination of the Fund’s investment advisory agreement. For the year ended December 31, 2017, there were no management fee waivers.

State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.045% to 0.075%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the administrator.

State Street also serves as the Fund’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate of 0.020%, based on (1) the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the custodian, and (2) investment purchases and sales activity related to the Fund.

The Fund is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Fund.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Notes to Financial Statements (continued)

7. Management Fee, Related Party Transactions and Other (continued)

The Fund has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. As of December 31, 2017, the Fund’s proportionate share of assets attributable to the DC Plan was $1,632, which is included in the Statement of Assets and Liabilities under other assets and the deferred compensation obligation under accrued expenses and other liabilities.

UMB Fund Services, Inc. serves as the Fund’s transfer agent. Transfer agent fees were payable monthly based on an annual Fund base fee, annual per Shareholder account charges, and out-of pocket expenses incurred by the transfer agent on the Fund’s behalf.

8. Line of Credit

Effective May 24, 2013, the Fund entered into a secured credit agreement with State Street for a revolving line of credit (the “Facility”). The maximum availability under the Facility is the lesser of $17,000,000 or 25% of the Fund’s adjusted net assets, as defined in the credit agreement, subject to specific asset-based covenants. Effective May 19, 2017, the Fund paid an annual administration fee related to the Facility of 0.40% of the unused commitment and the annual interest rate on borrowings is the greater of the Federal Funds Rate plus 1.75% or the overnight USD LIBOR plus 1.75%. Prior to May 19, 2017, the Fund paid an annual administration fee related to the Facility of 0.35% of the unused commitment and the annual interest rate on borrowings is the greater of the Federal Funds Rate plus 1.75% or the overnight USD LIBOR plus 1.75%. Under the terms of the Facility, borrowings are repayable no later than May 18, 2018, the termination date of the Facility. As of December 31, 2017, there was $15,090,000 outstanding against the Facility. For the year ended December 31, 2017, the Fund incurred interest expense of $412,561 in connection with the Facility. Borrowings are secured by the Fund’s investments in Investment Funds. Detailed below is summary information concerning the borrowings:

# of Days Outstanding	Average Daily Balance	Annualized Weighted Average Rate
365	$14,588,356	2.79%

9. Contractual Obligations

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Notes to Financial Statements (continued)

10. Financial Highlights

The following represents per Share data, ratios to average net assets and other financial highlights information for Shareholders.

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
For a Share outstanding throughout the year:
Net asset value, beginning of year	$989.75	$984.90	$998.53	$1,002.40	$1,017.12

Net investment income (loss) (a)	(21.58)	(17.77)	(20.51)	(20.77)	(20.15)
Net realized and unrealized gain (loss) from investments	56.13	39.92	38.94	68.77	120.16

Net increase (decrease) resulting from operations	34.55	22.15	18.43	48.00	100.01

Distributions paid
Net investment income	(83.84)	(17.30)	(32.06)	(51.87)	(114.73)
Net realized gain	—	—	—	—	—

Net asset value, end of year	$940.46	$989.75	$984.90	$998.53	$1,002.40

Total return (b)	3.50%	2.26%	1.85%	4.81%	10.00%
Ratio of total expenses before expense waivers and reimbursements (c)	2.18%	1.83%	2.02%	2.35%	2.24%
Ratio of total expenses after expense waivers and reimbursements (c)	2.18%	1.83%	2.02%	2.03%	1.92%
Ratio of net investment income (loss) (d)	(2.16%)	(1.83%)	(2.02%)	(2.03%)	(1.92%)
Portfolio turnover	17%	21%	24%	19%	14%
Net assets, end of year (000s)	$64,075	$66,731	$72,223	$65,220	$58,638

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total return assumes a subscription of a Share in the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year, and assumes reinvestment of all distributions during the year.
(c)	Ratio does not reflect the Fund’s proportionate share of the expenses of the Investment Funds.
(d)	Ratio does not reflect the Fund’s proportionate share of the income and expenses of the Investment Funds.

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions.

11. Subsequent Events

Unless otherwise stated throughout the Notes to Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Investment Funds; and (2) how the Fund voted proxies relating to Investment Funds during the most recent 12-month period ended June 30, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule (Unaudited)

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-Q. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

Distributions (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2017. For corporate Shareholders, 0% of the distributions qualify for the dividends received deduction. In January, the Fund provides tax information to Shareholders for the preceding calendar year.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited)

This privacy notice describes the U.S. privacy policy of Morgan Stanley Alternative Investment Partners (“us”, “our”, “we”).

We are required by federal law to provide you with notice of our U.S. privacy policy (“Policy”). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to, our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates’ use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as “personal information.” We also use the term “affiliated company” in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued)

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•	We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•

We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued)

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

By following the opt-out procedures in Section 6, below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties (“eligibility information”). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6, below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued)

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies’ use of personal information for marketing purposes, as described in this notice, you may do so by:

•	Calling us at: 610.260.7600

Monday–Friday between 8a.m. and 5p.m. (EST)

•	Writing to us at the following address:

Morgan Stanley Alternative Investment Partners LP

Attention: AIP Investor Services

100 Front Street, Suite 400

West Conshohocken, PA 19428

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies’ use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies’ products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What if an affiliated company becomes a nonaffiliated third party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued)

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**

Independent Trustees

Frank L. Bowman (73) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005- November 2008), retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l’Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	88	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Director of the U.S. Naval Submarine League; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; and Director of other various nonprofit organizations.

Kathleen A. Dennis (64) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Liquidity and Alternatives Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	89	Director of various non- profit organizations.

Nancy C. Everett (62) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2015	Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011- December 2013); and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005- May 2010).	90	Member of Virginia Commonwealth University School of Business Foundation; formerly, Member of Virginia Commonwealth University Board of Visitors (2013- 2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007- 2010); Chairperson of Performance Equity Management, LLC (2006- 2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006- 2010).

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**

Independent Trustees (continued)

Jakki L. Haussler (60) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2015	Chairman and Chief Executive Officer, Opus Capital Group (since January 1996); and formerly, Director, Capvest Venture Fund, LP (May 2000- December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005- July 2008).	90	Director of Cincinnati Bell Inc. and Member, Audit Committee and Compensation Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson (68) c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	88	Director of NVR, Inc. (home construction).

Joseph J. Kearns (75) c/o Kearns & Associates LLC 46 E. Peninsula Center #385 Rolling Hills Estates, CA 90274- 3712	Trustee	Since August 1994	Senior Advisor, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J.Paul Getty Trust.	89	Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**

Independent Trustees (continued)

Michael F. Klein (59) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000); Co- President, Aetos Alternatives Management, LLC (since January 2004) and Co-Chief Executive Officer of Aetos Capital LLC (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	88	Director of certain investment funds managed or sponsored by Aetos Capital, LLC; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Patricia Maleski (57) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since January 2017	Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer - Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	90	None.

Michael E. Nugent (81) 522 Fifth Avenue New York, NY 10036	Trustee	Chair of the Boards since July 2006 and Trustee since July 1991	Chair of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed- End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006); General Partner, Triumph Capital, L.P., (private investment partnership) (1988-2013).	88	None.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Trusteeships/Directorships Held Outside the Fund Complex**

Independent Trustees (continued)

W. Allen Reed (70) c/o Perkins Coie LLP Counsel to the Independent Trustees 30 Rockefeller Plaza New York, NY 10012	Trustee	Since August 2006	Chairperson of the Equity Sub- Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	89	Director of Legg Mason, Inc.; formerly, Director of the Auburn University Foundation (2010-2015).

Fergus Reid (85) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	89	Formerly, Trustee and Director of certain investment companies in the JPMorgan Fund complex managed by J.P. Morgan Investment Management Inc. (1987-2012).

*	This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
**	This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Age and Address	Position(s) Held with Registrant	Length of Time Served**	Principal Occupation(s) During Past 5 Years

Officers *

John H Gernon (54) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Product (since 2006).

Timothy J. Knierim (58) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since December 2016	Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds and the Adviser (since December 2016) and Chief Compliance Officer of Morgan Stanley AIP GP LP (since 2014). Formerly, Managing Director and Deputy Chief Compliance Officer of the Adviser (2014-2016); and formerly, Chief Compliance Officer of Prudential Investment Management, Inc. (2007- 2014).

Matthew Graver (50) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Vice President	Since June 2008	Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Fund of Hedge Funds group and Managing Director of Morgan Stanley Investment Management Inc. Formerly, Senior Manager at PricewaterhouseCoopers LLP.

Mary E. Mullin (50) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Managing Director of Morgan Stanley Investment Management Inc.; Secretary of various Morgan Stanley Funds (since June 1999).

Noel Langlois (48) 100 Front Street, Suite 400 West Conshohocken, PA 19428-2881	Treasurer and Chief Financial Officer	Since March 2010	Head of Alternative Investment Services of Morgan Stanley Investment Management and Managing Director of Morgan Stanley Investment Management Inc.; Director of Morgan Stanley Funds plc, Morgan Stanley Multi-Strategy Fund plc, Morgan Stanley Alpha Plus Funds plc, and Morgan Stanley Select Investment Strategies Limited.

Michael J.Key (38) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2017	Vice president of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*	In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Allan Fajardo and Sheri Schreck. The following individuals who are officers of the Adviser or its affiliates also serve as assistant treasurers of the Fund: Michael Conklin, Robert Creaney, Marnie Niziolek, Geoff Kron, Lee Spector and Francie Tai.
**	This is the earliest date the Officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

AIP Multi-Strategy Fund A
100 Front Street, Suite 400
West Conshohocken, PA 19428

Trustees	Legal Counsel
Michael Nugent, Chairperson of the Board and Trustee	Dechert LLP
Frank L. Bowman	1095 Avenue of the Americas
Kathleen A. Dennis	New York, NY 10036
Nancy C. Everett
Jakki L. Haussler	Counsel to the Independent Trustees
Dr. Manuel H. Johnson	Perkins Coie LLP
Joseph J. Kearns	30 Rockefeller Plaza
Michael F. Klein	New York, New York 10112
Patricia Maleski
W. Allen Reed
Fergus Reid

Officers
John H. Gernon, President and Principal Executive Officer
Matthew Graver, Vice President
Michael J. Key, Vice President
Timothy Knierim, Chief Compliance Officer
Noel Langlois, Treasurer and Chief Financial Officer
Mary E. Mullin, Secretary

Master Fund’s Investment Adviser
Morgan Stanley AIP GP LP
100 Front Street, Suite 400
West Conshohocken, PA 19428

Master Fund’s Sub-Adviser
Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf
London E14-4QA, England

Administrator, Custodian, Fund Accounting Agent and Escrow Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233

Independent Registered Public Accounting Firm
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

ITEM 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)

(1)	The Registrant’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 12(a)(1).

(2)	Not applicable.

(3)	Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it has one “audit committee financial expert” serving on its audit committee, who is an “independent” Trustee: Joseph J. Kearns. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

4

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2017
	Registrant		Covered Entities(1)
Audit Fees	$30,092		N/A
Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$10,500	(3)	$11,474,825	(4)
All Other Fees	$0		$136,088	(5)
Total Non-Audit Fees	$10,500		$11,610,913
Total	$40,592		$11,610,913

2016
	Registrant		Covered Entities(1)
Audit Fees	$28,955		N/A
Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$10,500	(3)	$8,817,179	(4)
All Other Fees	$0		$227,300	(5)
Total Non-Audit Fees	$10,500		$9,044,479
Total	$39,455		$9,044,479

N/A-	Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SSAE 16/18 Report and advisory consulting work.
(3)	Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax returns.
(4)	Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.
(5)	All Other Fees represent attestation services provided in connection with performance presentation standards and a compliance review project performed.

5

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 15 AND 16, 20163

A.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

[3]

This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

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B.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

C.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

D.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

E.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

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Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

F.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

G.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

H.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairman of the Audit Committee will be submitted to the Audit Committee by the Fund’s Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

8

I.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

J.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

(e)(2)	Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)	Not applicable.

(g)	See table above.

(h)	The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

9

ITEM 6.	INVESTMENTS.

(a)	Schedule of Investments. Refer to Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

10

MORGAN STANLEY INVESTMENT MANAGEMENT PROXY VOTING POLICY AND PROCEDURES

SEPTEMBER 2017

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”). In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions. In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client’s policy.

RETENTION AND OVERSIGHT OF PROXY ADVISORY FIRMS – Institutional Shareholder Service (ISS) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations.

MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

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VOTING PROXIES FOR CERTAIN NON-U.S. COMPANIES – Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

SECURITIES LENDING – MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein). The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.	ROUTINE MATTERS

We generally support routine management proposals. The following are examples of routine management proposals:

•	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

•

Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	BOARD OF DIRECTORS

1.	ELECTION OF DIRECTORS: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

12

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	DISCHARGE OF DIRECTORS’ DUTIES: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.

BOARD INDEPENDENCE: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	BOARD DIVERSITY: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	MAJORITY VOTING: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

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6.	PROXY ACCESS: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7.	REIMBURSEMENT FOR DISSIDENT NOMINEES: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	PROPOSALS TO ELECT DIRECTORS MORE FREQUENTLY: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	CUMULATIVE VOTING: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	SEPARATION OF CHAIRMAN AND CEO POSITIONS: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	DIRECTOR RETIREMENT AGE AND TERM LIMITS: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	PROPOSALS TO LIMIT DIRECTORS’ LIABILITY AND/ OR BROADEN INDEMNIFICATION OF OFFICERS AND DIRECTORS: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.	STATUTORY AUDITOR BOARDS

The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.	CORPORATE TRANSACTIONS AND PROXY FIGHTS

We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers,spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.

E.	CHANGES IN CAPITAL STRUCTURE

1.	We generally support the following:

•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

•

U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•

U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

14

•

Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

•	Management proposals to effect stock splits.

•

Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

•

Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to preemptive rights if the authority is limited.

•

Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.	TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

1.	SHAREHOLDER RIGHTS PLANS: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	SUPERMAJORITY VOTING REQUIREMENTS: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3.	SHAREHOLDERS RIGHT TO CALL A SPECIAL MEETING: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	WRITTEN CONSENT RIGHTS: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	REINCORPORATION: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	ANTI-GREENMAIL PROVISIONS: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	BUNDLED PROPOSALS: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

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G.	AUDITORS

We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.	EXECUTIVE AND DIRECTOR REMUNERATION

1.	We generally support the following:

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Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

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Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

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Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.	SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management

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prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.	FUNDS OF FUNDS

Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III.	ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy. The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”). Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.	COMMITTEE PROCEDURES

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.	MATERIAL CONFLICTS OF INTEREST

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4.	One of Morgan Stanley’s independent directors or one of MSIM Funds’ directors also serves on the board of directors or is a nominee for election to the board of directors of a company held by a MSIM Fund or affiliate.

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If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.	PROXY VOTING REPORTING

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years. To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.

APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended;

(ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

WAIVER OF VOTING RIGHTS

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

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ITEM 8.	PORTFOLIO MANAGERS.

(a)(1) This information is as of March 12, 2018:

Lawrence Berner. Mr. Berner is an Executive Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since 2008. Mr. Berner joined the Morgan Stanley AIP Fund of Hedge Funds team in April 2006 as an investment analyst, focusing on credit and event driven strategies including merger arbitrage, equity special situations, credit arbitrage, capital structure arbitrage and distressed investing. Mr. Berner has 19 years of relevant industry experience. Before joining AIP, Mr. Berner was an analyst at Man-Glenwood Capital Investments for six years where he was responsible for hedge fund manager selection, portfolio construction and quantitative analysis. Prior to Man-Glenwood, he was a risk analyst at ABN Amro, focusing on fixed income and foreign exchange derivatives. Before that, he was a commodities research analyst at Salomon Smith Barney. Mr. Berner received both a B.S. in computer science and a B.A. in mathematics from the University of Texas, Austin. He also received an M.S. in financial mathematics from The University of Chicago. Mr. Berner holds the Chartered Financial Analyst designation.

Paresh Bhatt. Mr. Bhatt is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception. He was promoted to portfolio manager in July 2004 after having served as a Research Analyst since he joined MSIM in May 2003. Prior to joining MSIM, he was a Senior Investment Analyst with SEI Investments where he managed multi-manager global equity and Europe, Australia and Far East (EAFE) portfolios as well as led due diligence activities on institutional quality funds of hedge funds. Prior to joining SEI Investments, he was an Equity Analyst for Granite Associates where he conducted equity research in the technology, media and telecom sector and monitored hedge fund investments. He has also held positions at Lehman Brothers and Bankers Trust, where he focused on credit risk management of derivatives portfolios. Mr. Bhatt began his career with the Federal Reserve Board. Mr. Bhatt holds an M.B.A. from the Wharton School in Finance and a B.A. in Economics from Union College.

José F. González-Heres. Mr. González-Heres is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Funds of Hedge Funds portfolios, including the Fund since its inception. He was promoted to Portfolio Manager in 2004 after having served as Senior Research Analyst since 2001. Prior to joining MSIM, he served as Chief Executive Officer of Suggestionator, Inc., a privately held software company. Mr. González-Heres has also worked as an Investment Banker in the Public Finance departments of Bear, Stearns & Co., Inc. and Prudential Securities Inc. Prior to his investment banking positions, Mr. González-Heres worked at IBM Corporation in Engineering, Sales, Marketing and Consulting and at IBM Credit Corporation in its Corporate Finance Department. While at IBM, he earned a U.S. and international patent for his work on algorithms. Mr. González-Heres is a past Board Member of the City of Boca Raton and Florida’s Telecommunications Advisory Board. He holds an M.B.A. from the Yale University School of Management in Finance and Investments and a B.S. in Electrical Engineering from Northwestern University.

Jarrod Quigley. Mr. Quigley is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since 2010. Previously, he was an investment analyst at Morgan Stanley AIP since he joined MSIM in 2004, focusing on multi-strategy, convertible bond arbitrage, and other relative value strategies. Before joining Morgan Stanley AIP, Mr. Quigley was in the investment banking department at A.G. Edwards, where he was involved in corporate finance and acquisitions for the financial institutions group. Mr. Quigley received a B.S. in business management from Babson College and holds the Chartered Financial Analyst designation.

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Eric Stampfel. Mr. Stampfel is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since 2011. He focuses on the long/short equity strategy. Mr. Stampfel is also a member of the Investment Committee. He joined Morgan Stanley in 2010 and has 19 years of relevant industry experience. Previously, he was vice president and global head of long/short equity at Ivy Asset Management. Prior to that, he was a senior equity analyst at Cambium Capital Management and a senior equity analyst at Kingdon Capital Management where he focused on long/short stock selection. Mr. Stampfel received a B.S. in accounting from Villanova University. He is a member of the New York Society of Security Analysts and an affiliate member of the Market Technicians Association. He holds both the Chartered Alternative Investment Analyst and the Chartered Financial Analyst designations.

Radha Thillainatesan. Ms. Thillainatesan is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since 2013. She was promoted to Portfolio Manager after having served as investment analyst for the Morgan Stanley AIP Fund of Hedge Funds group, focusing on systematic strategies. She joined Morgan Stanley AIP in 2006 and has 15 years of industry experience. Prior to joining the firm, Ms. Thillainatesan was a hedge fund analyst in the fund of hedge funds group at Larch Lane Advisors. Previously, she was a research assistant at the Center for Research in Neuroscience, Montreal. Ms. Thillainatesan received a B.S. in physiology from McGill University and an M.S. in mathematics from New York University. Ms. Thillainatesan holds the Chartered Financial Analyst designation.

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Managing Director of MSIM. Effective July 2016, Mr. van der Zwan began serving as Chief Investment Officer and Head of Morgan Stanley AIP Fund of Hedge Funds of Morgan Stanley AIP and, since 2006, he has been a portfolio manager for several Morgan Stanley AIP Fund of Hedge Funds portfolios, including the Fund since its inception. Mr. van der Zwan has more than 20 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $70 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

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The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of December 31, 2017:

Jose F. Gonzalez-Heres Paresh Bhatt Mark L. W. van der Zwan Lawrence Berner Jarrod Quigley Eric Stampfel Radha Thillainatesan	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	4	$1,019.86
Other Pooled Investment Vehicles[1]	9	$2,230.84
Other Accounts[1]	79	$10,478.17

1Of these other accounts, 66 accounts with a total of approximately $8,636.75 billion in assets had performance-based fees.

(a)(2)(iv) Conflicts of Interest

The Adviser and the Investment Managers

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund or the Master Fund (“Adviser Accounts”). Neither the Fund nor the Master Fund has any interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Master Fund are engaged in substantial activities other than on behalf of the Master Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Master Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Master Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser will follow. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

Participation in Investment Opportunities

The Adviser expects to employ an investment program for the Master Fund that is substantially similar to the investment program (or, in some cases, to portions of the investment program) employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Master Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than that to which the Adviser will commit the Master Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Master Fund, or vice versa.

The Adviser evaluates for the Master Fund and for the Adviser Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or an Adviser Account at a particular time, including, but not limited to, the

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following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Master Fund and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Master Fund and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Master Fund differ from those of the Adviser Accounts. Accordingly, the future performance of the Master Fund (and, therefore, the Fund) and the Adviser Accounts will vary.

When the Adviser determines that it would be appropriate for the Master Fund and one or more Adviser Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Master Fund participate, or participate to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Master Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Master Fund and/or the Adviser Accounts, thereby limiting the size of the Master Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Master Fund and the Adviser Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Master Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Adviser Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters”, below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund in which the Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Adviser Accounts, or by an Investment Manager on behalf of its own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Master Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Investment Manager Accounts.

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Other Matters

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Master Fund, except that the Master Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Master Fund as a result of common officers, directors, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

(a)(3) Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

•	Cash Bonus.

•	Deferred Compensation:

•

A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

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•

IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•

Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

•	Revenue and profitability of the Firm

•	Return on equity and risk factors of both the business units and Morgan Stanley

•	Assets managed by the portfolio manager

•	External market conditions

•	New business development and business sustainability

•	Contribution to client objectives

•

The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods.

•	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

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(a)(4) Securities Ownership of Portfolio Managers

As of December 31, 2017, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

Jose F. Gonzalez-Heres:	None
Paresh Bhatt:	None
Mark L. W. van der Zwan:	None
Lawrence Berner:	None
Jarrod Quigley:	None
Eric Stampfel:	None
Radha Thillainatesan:	None

(b) Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2) Certifications of Principal Executive Officer and Principal Financial Officer are attached to this report as part of EX-99.CERT.

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SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIP MULTI-STRATEGY FUND P

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: President
Date: March 12, 2018

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: Principal Executive Officer Date: March 12, 2018

By:	/s/ Noel Langlois
Name: Noel Langlois
Title: Principal Financial Officer Date: March 12, 2018

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